Cambria Fixed Income Trend ETF
Schedule of Investments
January 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 98.7%	Shares	Value
iShares Convertible Bond ETF (a)	45,905	$4,752,085
iShares Preferred and Income Securities ETF (a)	138,320	4,383,361
State Street SPDR Portfolio High Yield Bond ETF	181,628	4,326,379
Vanguard Emerging Markets Government Bond ETF	66,692	4,512,381
Vanguard Long-Term Treasury ETF	73,342	4,087,350
TOTAL EXCHANGE TRADED FUNDS (Cost $21,331,386)		22,061,556

SHORT-TERM INVESTMENTS – 23.3%	Shares	Value
Investments Purchased with Proceeds from Securities Lending - 22.0%
First American Government Obligations Fund - Class X, 3.61% (b)	4,920,029	4,920,029

Money Market Funds - 1.3%
First American Treasury Obligations Fund - Class X, 3.60% (b)	297,669	297,669
TOTAL SHORT-TERM INVESTMENTS (Cost $5,217,698)		5,217,698

TOTAL INVESTMENTS - 122.0% (Cost $26,549,084)		27,279,254
Liabilities in Excess of Other Assets - (22.0)%		(4,918,300)
TOTAL NET ASSETS - 100.0%		$22,360,954

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan as of January 31, 2026. The fair value of these securities was $4,791,006.
(b)	The rate shown represents the 7-day annualized yield as of January 31, 2026.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

Cambria Fixed Income Trend ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$22,061,556	$–	$–	$22,061,556
Investments Purchased with Proceeds from Securities Lending	4,920,029	–	–	4,920,029
Money Market Funds	297,669	–	–	297,669
Total Investments	$27,279,254	$–	$–	$27,279,254

Refer to the Schedule of Investments for further disaggregation of investment categories.